UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 22, 2011
Fifth Street Finance Corp.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33901 (Commission File Number)	26-1219283 (I.R.S. Employer Identification No.)
10 Bank Street, 12th Floor
White Plains, NY 10606
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (914) 286-6800
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     On July 22, 2011, Fifth Street Finance Corp. (the “Company”) announced that Chad S. Blakeman has resigned from his positions as Co-Chief Investment Officer of the Company and the Company’s investment adviser, Fifth Street Management LLC, to pursue other opportunities. Mr. Blakeman’s resignation is effective as of July 22, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2011	FIFTH STREET FINANCE CORP.
	By:	/s/ Bernard D. Berman
		Name:	Bernard D. Berman
		Title:	President